UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2006

ACADIA PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50768	06–376651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3911 SORRENTO VALLEY BOULEVARD
SAN DIEGO, CALIFORNIA	92121
(Address of principal executive offices)	(Zip Code)

(858) 558–2871

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Definitive Material Agreement.

On October 20, 2006, Mark R. Brann, Ph.D. resigned as President and Chief Scientific Officer of ACADIA Pharmaceuticals Inc. (“ACADIA”) and as a member of the Board of Directors of ACADIA. In connection with Dr. Brann’s resignation, on October 20, 2006, ACADIA entered into a separation agreement and a consultant agreement with Dr. Brann. Pursuant to the separation agreement, Dr, Brann is entitled to certain benefits, including reimbursement of his COBRA premiums through December 31, 2008. Pursuant to the consultant agreement, Dr. Brann will provide consulting services to ACADIA focused on ACADIA’s technology and related scientific applications.

The descriptions of the separation agreement and consultant agreement set forth above are qualified in their entirety by reference to the actual terms of the separation agreement and consultant agreement, which are filed as Exhibits 99.1 and 99.2, respectively, to this current report and are incorporated herein by this reference.

Item 1.02.	Termination of Material Definitive Agreement.

On October 20, 2006, ACADIA entered into a separation agreement with Dr. Brann. The separation agreement terminates the previously filed employment agreement dated January 31, 1997, between ACADIA and Dr. Brann, other than Section 8 (Assignment of Discoveries and Works) and Section 9 (Confidentiality) of such employment agreement, which will continue in effect.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On October 20, 2006, Dr. Brann resigned as President and Chief Scientific Officer of ACADIA and as a member of the Board of Directors of ACADIA, effective as of October 20, 2006.

Item 8.01.	Other Events.

On October 23, 2006, ACADIA announced that it will provide up to $1 million in funding to help establish Abbey Pharmaceuticals (“Abbey”), a startup biotechnology company focused on medications for substance abuse that will be led by Dr. Brann. ACADIA will provide the funding through the purchase of convertible promissory notes (and potentially the purchase of equity securities) from Abbey. Once Abbey has secured outside funding, ACADIA and Abbey intend to enter into a research collaboration through which Abbey would provide funding to ACADIA in exchange for access to selected drug discovery assets that may have utility in the field of substance abuse.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Separation Agreement, dated October 20, 2006, by and between ACADIA Pharmaceuticals Inc. and Mark R. Brann, Ph.D.

99.2	Consultant Agreement, dated October 20, 2006, by and between ACADIA Pharmaceuticals Inc. and Mark R. Brann, Ph.D.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

Date: October 20, 2006	By:	/s/ Thomas H. Aasen
Thomas H. Aasen
Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Separation Agreement, dated October 20, 2006, by and between ACADIA Pharmaceuticals Inc. and Mark R. Brann, Ph.D.

99.2	Consultant Agreement, dated October 20, 2006, by and between ACADIA Pharmaceuticals Inc. and Mark R. Brann, Ph.D.